                             LETTER OF TRANSMITTAL
                                 IN RESPECT OF
                       9.33% SERIES A CAPITAL SECURITIES
                                      AND
                       9.33% SERIES B CAPITAL SECURITIES
                                       OF
                           FIRST USA CAPITAL TRUST I

                       PURSUANT TO THE OFFER TO PURCHASE
                               DATED JUNE 2, 1997

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 9:00 A.M., NEW YORK CITY TIME,
            ON MONDAY JUNE 30, 1997, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                              THE BANK OF NEW YORK

   By Registered or      Facsimile Transmissions:       By Hand or Overnight
    Certified Mail:       (ELIGIBLE INSTITUTIONS              Delivery:
 The Bank of New York              ONLY)                The Bank of New York
101 Barclay Street, 7E        (212) 571-3080             101 Barclay Street
  New York, New York                                  New York, New York 10286
         10286             Confirm By Telephone:      Attention: Reorganization
      Attention:              (212) 815-5789                   Section
Reorganization Section                                     Shilpa Trivedi
    Shilpa Trivedi

                               ------------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used by holders (each a 'Holder' and, collectively, the 'Holders') of 9.33% Series A Capital Securities (the 'Series A Capital Securities') issued and 9.33% Series B Capital Securities (the 'Series B Capital Securities' and, together with the Series A Capital Securities, the 'Securities') to be issued by First USA Capital Trust I, a Delaware business Trust (the 'Trust'), if: (i) certificates representing Securities are to be physically delivered to the Depositary herewith by such Holders; (ii) tender of Securities is to be made by book-entry transfer to the Depositary's account at The Depositary Trust Company ('DTC') or the Philadelphia Depository Trust Company ('PDT') (each, a 'Book-Entry Transfer Facility' and, collectively, the 'Book-Entry Transfer Facilities'); (iii) tender of Securities is to be made by guaranteed delivery; or (iv) tender of Securities is to be made according to the DTC Automated Tender Offer Program ('ATOP'), in each case pursuant to the procedures set forth in 'Procedures for Tendering Securities' in the Offer to Purchase.


     DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer (as defined below).

     All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Offer to Purchase.

     Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance may be directed to the Depositary as indicated above or to the Dealer Manager or the Information Agent at their respective addresses and telephone numbers as indicated at the end of this Letter of Transmittal. Additional copies of the Offer to Purchase, this Letter of Transmittal or other documents may be obtained from the Depositary, the Dealer Manager, the Information Agent or from brokers, dealers, commercial banks, trust companies or other nominees. See Instruction 12 below.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
--------------------------------------------------------------------------------
Ladies and Gentlemen:

     The undersigned hereby tenders to First USA, Inc., a Delaware corporation ('First USA'), the above-described 9.33% Series A Capital Securities (the 'Series A Capital Securities') issued and/or 9.33% Series B Capital Securities (together with the Series A Capital Securities, the 'Securities') to be issued by First USA Capital Trust I, a Delaware business trust (the 'Trust'), at
$1,155 per $1,000 liquidation amount (plus accumulated and unpaid distributions up to, but not including, the settlement date), upon the terms and subject to the conditions set forth in the Offer to Purchase dated June 2, 1997 (the 'Offer to Purchase'), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which collectively constitute the 'Offer').

     All references to First USA in this Letter of Transmittal shall be deemed to include BANC ONE CORPORATION ('BANC ONE') following the merger between First USA and BANC ONE (the 'Merger') pursuant to the Agreement and Plan of Merger dated as of January 19, 1997 and amended as of April 23, 1997, between First USA and BANC ONE. The Offer is conditioned upon the Merger having been consummated. The Merger is expected to be consummated on or before June 30, 1997 and is not conditioned upon consummation of the Offer.

     The undersigned understands that the 'Expiration Date' for purposes of the Offer means 9:00 A.M., New York City time on June 30, 1997, unless and until First USA shall, in its sole discretion, have extended the period of time for which the Offer is to remain open, in which event the term 'Expiration Date' shall mean the latest time and date to which the Offer shall have been so extended by First USA.

     Securities accepted for purchase by First USA will be purchased at $1,155 per $1,000 liquidation amount (plus accumulated and unpaid distributions up to, but not including, the settlement date). First USA expects the settlement date to be as soon as practicable after the Expiration Date. The settlement date will be the same for all Securities purchased in the Offer, including Securities delivered pursuant to the guaranteed delivery procedures. Except as specifically provided in the Offer to Purchase, under no circumstances will interest be paid on the Offer consideration, regardless of any delay in making such payment. Distributions will cease to accrue on all Securities on the business day prior to the settlement date, including on Securities delivered pursuant to the guaranteed delivery procedures.

     Subject to and effective upon acceptance by First USA for purchase of, and payment of the Offer consideration for, the liquidation amount of Securities tendered with or pursuant to this Letter of Transmittal, the undersigned hereby tenders, assigns and transfers to or upon the order of First USA all right, title and interest in and to all the Securities that are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of First USA) with respect to such Securities, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Securities and all evidences of transfer and authenticity to, or transfer ownership of, such Securities on the account books maintained by any Book-Transfer Facilities to, or upon the order of, First USA; (ii) present such Securities for transfer on the books of the Trust; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Securities, all in accordance with the terms and conditions of the Offer.

     Securities tendered may be withdrawn by written notice of withdrawal received by the Depositary, or by a properly transmitted 'Agents Message' through ATOP, on or prior to the Expiration Date. In the event of termination of the Offer, the Securities tendered pursuant to the Offer will be returned promptly to the Holder.

     If any Securities tendered are not purchased pursuant to the Offer for any reason, or if Securities are delivered for a greater amount of Securities than are tendered, such unpurchased Securities or Securities for untendered amounts, as the case may be, will be returned without expense to the Holder who tendered the Securities (or, in the case of Securities tendered by book-entry transfer, such Securities will be credited to an account maintained at the appropriate Book-Entry Transfer Facility), in either case as promptly as practicable following the acceptance for purchase pursuant to the Offer or the termination of the Offer, as the case may be.

     The undersigned understands that tenders of Securities pursuant to any of the procedures described in 'Procedures for Tendering Securities' of the Offer to Purchase and in the instructions hereto and acceptance thereof by First USA will constitute a binding agreement between the undersigned and First USA upon the terms and subject to the conditions of the Offer. The undersigned understands that First USA will be deemed to have accepted Securities validly tendered (or defectively tendered with respect to which First USA has waived such defect) if, as, and when First USA gives oral or written notice thereof to the Depositary.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, assign and transfer the Securities tendered hereby, and that, when such Securities are accepted for payment, First USA will acquire good title thereof, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents the Depositary or First USA deems necessary or desirable to complete the surrender, assignment, transfer and exchange of the Securities tendered hereby. The undersigned has read and agrees to all the terms of the Offer to Purchase and this Letter of Transmittal.

     All authority herein conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal and legal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that the delivery and tender of the Securities is not effective, and the risk of loss of the Securities does not pass to the Depositary, until the receipt by the Depositary of this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to First USA. All questions as to the form of all documents and the validity, eligibility (including the time of receipt) and acceptance of Securities for purchase and withdrawals of Securities will be determined by First USA at its sole discretion, which determination shall be final and binding.

     The names and addresses of the registered Holders should be printed, if they are not already printed above, as they appear on the certificates representing the Securities tendered herewith. The certificates and the amount of Securities that the undersigned wishes to tender should be indicated in the appropriate boxes.

     Unless otherwise indicated herein under 'Special Issuance Instructions', the undersigned hereby requests that any Securities representing liquidation amounts not tendered or not accepted for purchase be issued in the name(s) of the undersigned (and in the case of Securities tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above), and that checks for payment of the Offer consideration be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under 'Special Delivery Instructions', the undersigned hereby requests that any Securities representing liquidation amounts not tendered or accepted for payment and checks for payment of the Offer consideration be delivered to the undersigned at the address shown below the undersigned's signature(s). In the event that the 'Special Issuance Instructions' box or the 'Special Delivery Instructions' box is, or both are, completed, the undersigned hereby requests that any Securities representing principal amounts not tendered or not accepted for payment be issued in the name(s) of, and checks be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that First USA has no obligation pursuant to the 'Special Issuance Instructions' or 'Special Delivery Instructions' to transfer any Securities from the name of the registered Holder(s) thereof if First USA does not accept for payment any of the

Securities so tendered.

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 4, 5, 6 AND 7)

     To be completed ONLY if the check for the Offer consideration for Securities accepted for purchase and/or Securities not tendered or not accepted for purchase are to be issued in the name of someone other than the undersigned registered Holder(s) of Securities.

Issue  / / check  / / certificates to:

Name: __________________________________________________________________________
                                    (PLEASE PRINT)
Address: _______________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                                                                      (ZIP CODE)

________________________________________________________________________________
                         (TAXPAYER IDENTIFICATION NO.)
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

Credit untendered Securities delivered by book-entry transfer to the Book Entry Transfer Facility Account set forth below:
/ /  DTC
/ /  PDT

                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 4, 5, 6, AND 7)

     To be completed ONLY if the check for the Offer consideration for Securities accepted for purchase and/or Securities not tendered or not accepted for purchase are to be mailed to someone other than the undersigned registered Holder(s) of Securities at an address other than that shown below the undersigned registered Holder(s) of Securities signature(s).

Mail  / / check  / / certificates to:

Name: __________________________________________________________________________
                                    (PLEASE PRINT)

Address: _______________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                                                                      (ZIP CODE)

________________________________________________________________________________
                         (TAXPAYER IDENTIFICATION NO.)
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

                       DESCRIPTION OF SECURITIES TENDERED
                               (SEE INSTRUCTIONS)

   NAME(S) AND ADDRESS(ES) OF                     CERTIFICATE(S)
      REGISTERED HOLDER(S)             (ATTACH ADDITIONAL LIST, IF NECESSARY
   (PLEASE FILL IN, IF BLANK)                  (SEE INSTRUCTION 3))
--------------------------------------------------------------------------------
                                                    LIQUIDATION
                                                     AMOUNT OF
                                                     SECURITIES     LIQUIDATION
                                                    REPRESENTED      AMOUNT OF
                                    CERTIFICATE          BY          SECURITIES
                                    NUMBER(S)*    CERTIFICATE(S)*    TENDERED**
                                   ---------------------------------------------

                                   _____________________________________________

                                   _____________________________________________

                                   _____________________________________________

                                   _____________________________________________

                                   TOTAL SECURITIES ____________________________
--------------------------------------------------------------------------------
  * Need not be completed by Holders delivering Securities by book-entry transfer or in accordance with DTC's ATOP procedures for transfer.

 ** Unless otherwise indicated, it will be assumed that the amount of all Securities delivered to the Depositary are tendered. See Instruction 4. Tenders of Securities may be made only in denominations of $100,000 liquidation amount in the case of Series A Capital Securities, or in integral multiples of $1,000 in excess of such amount, or $1,000 liquidation amount in the case of Series B Capital Securities, or in integral multiples of $1,000 of such amount.

/ / CHECK HERE IF SECURITIES TENDERED ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER (INCLUDING THROUGH ATOP) TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

    Name of Institution Tendering _____________________________________________

    Check Box of Applicable Book-Entry Transfer Facility:
    / / DTC         / / PDT

    Account Number: __________________  Transaction Code Number: _______________

/ / CHECK HERE IF CERTIFICATES FOR SECURITIES TENDERED ARE BEING DELIVERED
    PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s) ____________________________________________

    Date of Execution of Notice of Guaranteed Delivery _________________________

    Name of Eligible Institution which Guaranteed Delivery _____________________

    If Delivery is by book-entry transfer:

    Name of Institution Tendering ______________________________________________

    Check Box of Applicable Book-Entry Transfer Facility:
    / / DTC         / / PDT

    Account Number: __________________  Transaction Code Number: _______________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

     HOLDERS WHO WISH TO ACCEPT THE OFFER AND TENDER THEIR SECURITIES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY. HOLDERS WHO WISH TO RECEIVE THE OFFER CONSIDERATION PURSUANT TO THE OFFER MUST VALIDLY TENDER AND NOT WITHDRAW THEIR SECURITIES ON OR PRIOR TO THE EXPIRATION DATE.

                                PLEASE SIGN HERE

            (TO BE COMPLETED BY ALL HOLDERS OF SECURITIES TENDERING REGARDLESS OF WHETHER SECURITIES ARE BEING PHYSICALLY DELIVERED HEREWITH)

     In order to validly tender Securities pursuant to the Offer, this Letter of Transmittal must be signed by the registered Holder(s) of Securities exactly as their name(s) appear(s) on the Securities certificate(s) or, if tendered by a participant in one of the Book-Entry Transfer Facilities, exactly as such participant's name appears on a security position listing as the owner of Securities, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal.

     If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under 'Capacity' and submit evidence satisfactory to First USA of such person's authority to so act. See Instruction 5 below.

________________________________________________________________________________

________________________________________________________________________________
          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY

Date: ______________________, 1997

Name(s): _______________________________________________________________________
                                 (PLEASE PRINT)

________________________________________________________________________________

Capacity (full title): _________________________________________________________

Address(es): ___________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Codes and Telephone Numbers: ______________________________________________

                                  ______________________________________________

                 SIGNATURE GUARANTEE (SEE INSTRUCTION 1 BELOW)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

________________________________________________________________________________
                         (NAME OF ELIGIBLE INSTITUTION)

________________________________________________________________________________
  (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
                             ELIGIBLE INSTITUTION)

________________________________________________________________________________
                             (AUTHORIZED SIGNATURE)

________________________________________________________________________________
                                 (PRINTED NAME)

________________________________________________________________________________
                                    (TITLE)

Dated: ________________, 1997

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each participant, an 'Eligible Institution') unless (a) this Letter of Transmittal is signed by the registered Holder(s) of the Securities (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on the security position listing as the owner of the Securities) tendered herewith and such Holder(s) have not completed either of the boxes entitled 'Special Payment Instructions' or 'Special Delivery Instructions' on this Letter of Transmittal or (b) such Securities are tendered for the account of an Eligible Institution. See Instruction 5.

     2. DELIVERY OF THE LETTER OF TRANSMITTAL AND SECURITIES. This Letter of Transmittal is to be used if (a) certificates are to be forwarded herewith, (b) tender of Securities is to be made by book-entry transfer, or (c) tender of Securities is to be made through ATOP, in each case pursuant to the procedures set forth in 'Procedures for Tendering Securities' of the Offer to Purchase. Certificates for all physically delivered Securities, a confirmation of a book-entry transfer of all Securities delivered electronically into the Depositary's account at one of the Book-Entry Transfer Facilities or confirmation of surrender through ATOP, together in each case with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message in connection with a book-entry delivery of Securities, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth at the end of this Letter of Transmittal on or prior to the Expiration Date.

     Holders whose certificates are not immediately available or who cannot deliver their Securities and all other required documents to the Depositary on or prior to the Expiration Date must tender their Securities pursuant to the guaranteed delivery procedure set forth in 'Procedures for Tendering Securities' of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by First USA must be received by the Depositary on or prior to the Expiration Date, and (c) the certificates for all physically delivered Securities, or a confirmation of a book-entry transfer of all Securities delivered electronically into the Depositary's account at one of the Book-Entry Transfer Facilities, or an electronic transmission of acceptance causing DTC to transfer Securities to the Depositary in accordance with DTC's ATOP procedures, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with an required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

     The Notice of Guaranteed Delivery may be delivered by hand, transmitted by telegram, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Securities to be validly tendered pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or prior to the Expiration Date.

     THE METHOD OF DELIVERY OF SECURITIES, THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH A BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF CERTIFICATES FOR SECURITIES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

     No alternative, conditional or contingent tenders will be accepted, and no Series A Capital Securities representing less than $100,000 liquidation amount or Series B Capital Securities representing less than $1,000 liquidation amount will be accepted. By executing this Letter of Transmittal (or facsimile thereof), each Holder tendering Securities waives any right to receive any notice of the acceptance of such Holder's Securities for purchase.

     3. INADEQUATE SPACE. If the space provided in the box captioned 'Description of Securities Tendered' is inadequate, the certificate numbers and/or the amount of Securities should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND UNPURCHASED SECURITIES. (Not applicable to Holders who deliver Securities by book-entry transfer.) Tenders of Series A Capital Securities pursuant to the Offer will be accepted only in liquidation amounts equal to $100,000 or integral multiples of $1,000 in excess of such amount and tenders of Series B Capital Securities pursuant to the Offer will be accepted only in liquidation amounts equal to $1,000 or integral multiples thereof. If less than the entire amount represented by any certificate delivered to the Depositary is to be tendered, fill in the amount of Securities that is to be tendered in the box entitled 'Liquidation Amount of Securities Tendered.' If such amount of Securities is purchased, a new certificate for the remainder of the amount of Securities represented by the old certificate(s) will be sent (or, if tendered by book-entry transfer, returned by credit to the account at the Book-Entry Facility designated herein) to and in the name of the registered Holder(s) (unless otherwise provided by such Holder(s) having completed either of the boxes entitled 'Special Payment Instructions' or 'Special Delivery Instructions' on the Letter of Transmittal) as promptly as practicable following the expiration or termination of the Offer. The entire amount of Securities represented by the certificate(s) listed and delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON THE LETTER OF TRANSMITTAL, SECURITY POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered Holder(s) of Securities tendered herewith, the signature(s) must correspond with the name(s) as written on the face of the certificates without any change whatsoever. If this Letter of Transmittal is signed by a participant in one of the Book-Entry Transfer Facilities whose name is shown as the owner of the

Securities tendered, the signature must correspond with the name shown on the security position listing as the owner of the Securities.

     If any of the Securities tendered herewith are registered in the name of two or more joint owners, each such owner must sign this Letter of Transmittal. If any of the Securities tendered herewith are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered Holder(s) of the Securities tendered herewith, no endorsements of certificates or security powers are required unless payment is to be made, or the certificates for Securities not tendered or not accepted for payment are to be issued, in the name(s) of any person(s) other than the registered Holder(s). Signatures on any such certificates or security powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered Holder of the Securities tendered herewith, however, the certificates must be endorsed or accompanied by appropriate security powers and signed exactly as the name(s) of the registered Holder(s) appear(s) on the certificates for such Securities and signature(s) on any such certificate(s) or security powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal or any certificate is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing by giving such person's full title in such capacity and proper evidence satisfactory to First USA of the authority of such person to act in such capacity must be submitted.

     6. TRANSFER TAXES. Except as provided in this Instruction, First USA will pay any transfer taxes with respect to the purchase of Securities pursuant to the Offer other than withholding taxes as described under 'Important Tax Information' below. See Instruction 8. If, however, payment of the Offer consideration is to be made to, or Securities not tendered or not accepted for payment are to be registered in the name of, any person other than the registered Holder(s), the amount of all transfer taxes, if any (whether imposed on the registered Holder(s) or such other person), payable on account of the transfer to such person will be deducted from the Offer consideration unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     7. SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS. Holders tendering Securities should indicate in the applicable box or boxes the name and address to which Securities for principal amounts not tendered or not accepted for payment or checks for payment of the Offer consideration are to be issued or sent, if different from the name and address of the Holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Securities not tendered or not accepted for payment will be returned, and the Offer consideration will be paid (subject to the terms and conditions of the Offer) to the Holder. Any Holder tendering by book-entry transfer may request that Securities not tendered, or not accepted for payment be credited to such account at either of the Book-Entry Transfer Facilities as such Holder may designate under the caption 'Special Issuance Instructions.' If no such instructions are given, any such Securities not tendered or not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. TAXPAYER IDENTIFICATION NUMBER. Each Holder tendering Securities is required to provide the Depositary with the Holder's correct taxpayer identification number ('TIN'), generally the Holder's social security or federal employer identification number, on Substitute Form W-9, which is provided under 'Important Tax Information' below, or alternatively, to establish another basis for exemption from backup withholding. A Holder must cross out item (2) in the Certification box on Substitute Form W-9 if such Holder may be subject to backup withholding. If the Depositary is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service, and any Offer consideration paid to the Holder may be subject to backup withholding tax. Any amount withheld under these rules will be credited against the Holder's United States federal income tax liability; and if withholding results in an overpayment of taxes, a refund may be obtained. The box in Part 3 of the form should be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 on the Substitute Form W-9 is checked and the Depositary is not provided with a TIN within 60 days, thereafter the Depositary will withhold 31% on all such payments of the Offer consideration until a TIN is provided to the Depositary. Foreign Holders must submit a completed Form W-8 (or a Substitute Form W-8) in order to be exempt from the 31% United States federal income tax backup withholding on the payment of the Offer consideration.

     9. IRREGULARITIES. All questions as to the form of all documents and the validity, eligibility (including time of receipt) and acceptance of tenders and withdrawals of Securities will be determined by First USA, in its sole discretion, which determination shall be final and binding. ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS WILL NOT BE CONSIDERED VALID. First USA reserves the absolute right to reject any or all Securities tendered that are not in proper form or the acceptance of which would, in First USA's opinion, be unlawful. First USA also reserves the right to waive any defects, irregularities or conditions of tender as to particular Securities. First USA's interpretations of the terms and conditions of the Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Securities must be cured within such time as First USA determines, unless waived by First USA. Tenders of Securities shall not be deemed to have been made until all defects or irregularities have been waived by First USA or cured. None of First USA, the Trust, BANC ONE, the Depositary, the Dealer Manager, the Information Agent or any other person will be under any duty to give notice of any defects or irregularities in tenders of Securities, or will incur any liability to Holders for failure to give any such notice.

     10. WAIVER OF CONDITIONS. First USA expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions to the Offer in the case of any Securities tendered, in whole or in part, at any time and from time to time.


     11. MUTILATED, LOST, STOLEN OR DESTROYED SECURITIES. Any Holder whose Securities have been mutilated, lost, stolen or destroyed should write to the Trustee, The Bank of New York, attention of Corporate Trust Department, for further instructions.

     12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering Securities and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Dealer Manager or the Information Agent, whose addresses and telephone numbers appear below.

                           IMPORTANT TAX INFORMATION

     Under United States federal income tax laws, a Holder whose Securities are accepted for purchase in the Offer is required to provide the Depositary (as payer) with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Depositary is not provided with the correct TIN and certificate of no loss of exemption from back withholding or other adequate basis for exemption, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service, and any Offer consideration paid to the Holder may be subject to a 31% backup withholding tax. Any amount withheld under these rules will be creditable against the Holder's United States federal income tax liability and if withholding results in an overpayment of taxes, a refund may be obtained.

     Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Holder must submit a Form W-8 (or Substitute W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification on Substitute Form W-9 for additional instructions.

     EACH HOLDER IS URGED TO CONSULT WITH SUCH HOLDER'S TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES OF THE OFFER AND THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL AND OTHER TAX LAWS.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding, each nonexempt Holder must provide his correct TIN by completing the Form W-9 provided in this Letter of Transmittal, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the Holder that he is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The Holder is required to give the Depositary its TIN (e.g., social security number or employer identification number). If the Securities are held in more than one name or are held not in the name of the actual owner, consult the enclosed 'Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9' for additional guidance on which number to report.

SUBSTITUTE FORM W-9

DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE

PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN)

                      PAYER'S NAME: THE BANK OF NEW YORK

PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT     ______________________
AND CERTIFY BY SIGNING AND DATING BELOW.                  Social Security Number
                                                          OR
                                                          ______________________
                                                          Employer Identifi-
                                                          cation Number

PART II

CERTIFICATION -- Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

(2) I am not subject to backup withholding because (i) I am exempt from backup withholding, or (ii) I have not been notified by the Internal Revenue Service ('IRS') that I am subject to backup withholding as a result of failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.

PART III

Awaiting TIN _____________________

CERTIFIED INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE: _____________________________________  DATE: ________________________

NAME: __________________________________________________________________________
                                (PLEASE PRINT)

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF
      ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                  THE BOX IN PART III OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Officer or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

SIGNATURE _____________________________________________  DATE __________________

NAME __________________________________________________
                      (PLEASE PRINT)

     Any questions or requests for assistance or additional copies of this Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Depositary at the address and telephone number set forth above or to the Dealer Manager or the Information Agent at the addresses and telephone numbers set forth below. Holders of Securities may also contact their broker, dealer, commercial bank or trust company for assistance concerning the Offer.

                      The Dealer Manager for the Offer is:

                              MERRILL LYNCH & CO.
                             World Financial Center
                                  North Tower
                         New York, New York 10281-1307
                           1-888-ML4-TNDR (toll free)
                          (1-888-654-8637 (toll free))

                    The Information Agent for the Offer is:

                           GEORGESON & COMPANY INC.
                               Wall Street Plaza
                            New York, New York 10005
                 Banks and Brokers Call Collect: (212) 440-9800
                   All Others Call Toll-Free: (800) 223-2064